THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH SECTIONS 1 AND 7 HEREOF.

                                      WARRANT
                           To Purchase 100,000 Shares of
                                  Common Stock of
                                     bw-3, Inc.

     THIS CERTIFIES THAT KENNETH H. DAHLBERG (the "Holder"), or registered assigns, is entitled to subscribe for and purchase from bw-3, Inc., an Ohio corporation (the "Company"), at any time from and after December 27, 1996 through and including December 26, 2001, One Hundred Thousand (100,000) fully paid and nonassessable shares of Common Stock of the Company at the price of $1.50 per share (the "Warrant Exercise Price"), subject to the anti-dilution provisions of this Warrant. The shares of Common Stock that may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." The term "Common Stock" means and includes the Company's presently authorized common stock and shall also include any capital stock of any class of the Company hereafter authorized that is not limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company.

     This Warrant is subject to the following provisions, terms and conditions:

     1.   EXERCISE: TRANSFERABILITY.

          (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant (properly endorsed if required) along with a check in payment of the Warrant Exercise Price for such Warrant Shares.

          (b) This Warrant may not be transferred, assigned, or divided into two or more Warrants of smaller denominations, nor may any Warrant Shares issued pursuant to exercise of this Warrant or any shares of Common Stock acquired on conversion thereof be transferred, except as provided in Section 7 hereof.

     2. EXCHANGE AND REPLACEMENT: Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its principal office for new Warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if the Holder shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 2. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 2.

     3.   ISSUANCE OF THE WARRANT SHARES.

          (a) The Company agrees that the shares of Common Stock purchased upon exercise hereof shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of subsection 3(b), certificates for the Warrant Shares so purchases shall be delivered to the Holder within a reasonable time, not exceeding 15 days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

          (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registration under federal or state securities laws. If registrations are not in effect and if exemptions are not available to issue the Warrant Shares when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if necessary, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the insurance of the Warrant Shares.

     4. COVENANTS OF THE COMPANY. The Company covenants and agrees that all Warrant Shares, as well as all shares of the Company's Common Stock into which, when converted, such Warrant Shares may be converted, will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

     5. ANTI-DILUTION ADJUSTMENTS. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

          (a) The Warrant Exercise Price and Warrant Shares may be acquired upon exercise of the Warrant shall be adjusted from time to time such that, in case the Company shall hereafter (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Warrant Exercise Price and the number of Warrant Shares in effect immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter surrendered for exercise shall be entitled to receive for the same aggregate Warrant Exercise Price the number of shares of Common Stock or other capital stock of the Company that the Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this Subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any share of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

          (b) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in cases of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation in to the Company), there shall be no adjustment under Subsection (a) of this Section, but the Holder of each Warrant then outstanding shall have the right thereafter to exercise such Warrant for the same aggregate Warrant Exercise Price into the kind and amount of shares of stock and other securities and property that the Holder would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been exercised immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

          (c) Upon any adjustment of the Warrant Exercise Price or any increase or decrease in the number of shares of Common Stock or other securities that may be obtained upon exercise of this Warrant, then and in each such case, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holders of this Warrant, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock or other securities that may be obtained upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     6. NO VOTING RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

     7. NOTICE OF TRANSFER OF WARRANT OR RESALE OF THE WARRANT SHARES OR UNDERLYING SECURITIES.

          (a) Subject to the sale, assignment, hypothecation or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company, before transferring this Warrant or transferring any Warrant Shares, of such Holder's intention to do so, describing briefly the manner of any proposed transfer or the Holder's intention as to the disposition to be made of the Warrant Shares. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel. If, in the opinion of such counsel, the proposed transfer or disposition may be effected without registration or qualification (under any federal or state securities laws) of this Warrant or the Warrant Shares, the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificate for such Warrant Shares, respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers that would be in violation of Section 5 of the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or the Warrant Shares.

          (b) If in the opinion of Company counsel the proposed transfer or disposition described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder, and the Holder will limit the Holder's activities in respect to such as, in the opinion of such counsel, are permitted by law.

     8.   FRACTIONAL SHARES.

          (a) Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Fair Market Value of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share.

          (b) Fair Market Value of a share of Common Stock as a particular date (the "Determination Date") shall mean:

               (i) If the Company's Common Stock is traded on an exchange or is quoted on the Nasdaq National Market, then the average closing or last sales prices, respectively, reported for the 10 business days immediately preceding the Determination Date,

               (ii) If the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market but is traded on the Nasdaq SmallCap Market or other over-the-counter market, then the average closing bid and asked prices reported for the 10 business days immediately preceding the Determination Date, and

               (iii) If the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market, Nasdaq SmallCap Market or other over-the-counter market, then the price established in good faith by the Board of Directors.

     9. REGISTRATION RIGHTS. If, at any time prior to the end of the two-year period following complete exercise of this Warrant, the Company proposes to register under the 1933 Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under Section 3(b) of the 1933 Act, any of its securities, it will give written notice to the Holder of this Warrant and of any Warrant Shares of its intention to do so and, on the written request of any such Holder given within 20 days after receipt of any such notice (which request shall specify the interest in this Warrant or the Warrant Shares intended to be sold or disposed of by such Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such Warrant Shares, the Holders of which shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Company; provided, however, that if a greater number of Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Warrant Shares proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter.

     10. LOCK-UP LIMITATION. The Holder agrees that in the event the Company advises the Holder that it plans an underwritten public offering of its capital stock in compliance with the 1993 Act and that the underwriter(s) seeks to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights or the underlying capital stock, the Holder hereby agrees that for a period of not to exceed 180 days from the date of the prospectus, the Holder will not sell or contract to sell or grant an option to buy or otherwise dispose of this Warrant or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

     IN WITNESS WHEREOF, bw-3, Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated December 27, 1996.

                              BW-3, INC.


                              By   /s/  Sally J. Smith
                                 ------------------------------------------
                                    Its  President
                                        -----------------------------------

TO:  BW-3, INC.



NOTICE OF EXERCISE OF WARRANT -    To be Executed by the Registered Holder in
                                   Order to Exercise the Warrant

The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash, _________________________ of the shares of Common Stock issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of



                                   ---------------------------------------
                                   (Print Name)

Please insert social security
or other identifying number
of registered holder of
certificate (_____________)        ---------------------------------------
                                   (Address)



Date:  __________, 19___           ---------------------------------------
                                   Signature


The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any charge whatsoever. When using on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

                                   ASSIGNMENT FORM


To be signed only upon authorized transfer of Warrants.

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto _________________________ the right to purchase the securities of bw-3, Inc. to which the within Warrant relates and appoints _________________________ as the undersigned's attorney, to transfer said right on the books of bw-3, Inc. with full power of substitution in the premises.


Dated:
      --------------               ---------------------------------------
                                   (Signature)

                                   ---------------------------------------

                                   ---------------------------------------
                                   (Address)